SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                October 15, 2004





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-10360                  52-1622022
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)



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Explanatory  Note:  This Form 8-K/A  amends the Form 8-K of CRIIMI MAE Inc.
(the "Company"), filed with the Securities and Exchange Commission on October 15, 2004 to correctly report the Exhibit numbers of the various forms of award grant agreements used in connection with awards to its directors, executive and other officers under the Company's 2001 Stock Incentive Plan and its Deferred Compensation Plan.


     Item 9.01. Financial Statements and Exhibits.

     The following are the corrected exhibit numbers for the exhibits filed on October 15, 2004.

     (c) Exhibits.

     10.1  Form of Restricted Stock Unit Award Agreement for Executive Officers

     10.2  Form of Restricted Stock Unit Award Agreement for Directors

     10.3  Form of Restricted Stock Award Agreement for Executive Officers

     10.4  Form of Restricted Stock Award Agreement for Directors

     10.5  CRIIMI MAE Inc. Incentive Stock Option Agreement for Executive
           Officers

     10.6 CRIIMI MAE Inc. Incentive Stock Option Agreement for Non-Named Executive Officers

     10.7 CRIIMI MAE Inc. Nonqualified Stock Option Agreement for Executive Officers

     10.8 CRIIMI MAE Inc. Nonqualified Stock Option Agreement for Non-Named Executive Officers

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CRIIMI MAE Inc.



Dated: December 21, 2004                           By:/s/Mark A. Libera
                                                      -------------------------
                                                      Mark A. Libera
                                                      Vice President
                                                      General Counsel